               AMENDMENT NO. 10 TO CREDIT AGREEMENT
               ------------------------------------

     THIS AMENDMENT NO. 10 TO CREDIT AGREEMENT ("Amendment No. 10")

is dated as of December 29, 1997, by and among Uni-Marts, Inc. (the

"Borrower"), PNC Bank, National Association, CoreStates Bank, N.A.

and The Sumitomo Bank, Limited (the "Banks") and PNC Bank, National

Association in its capacity as Agent for the Banks (the "Agent").



                          W I T N E S S:



     WHEREAS, the Borrower, the Banks and the Agent are parties to a

Credit Agreement dated as of March 1, 1993 and previously amended nine times as follows:

               Amendment           Date
               ---------           ----

               No. 1               March 21, 1994

               No. 2               July 1, 1994

               No. 3               October 26, 1994

               No. 4               March 27, 1995

               No. 5               December 26, 1995

               No. 6               March 28, 1996

               No. 7               December 31, 1996

               No. 8               February 20, 1997

               No. 9               April 15, 1997


The Credit Agreement, as heretofore amended, is referred to herein as the "Credit Agreement"; and

     WHEREAS, the Borrower, the Banks and the Agent wish to further amend the Credit Agreement as herein set forth.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and promises set forth herein, the parties hereto,

intending to be legally bound, agree as follows:

     1.   Effect of Amendment.     Except as expressly modified by
          -------------------
this Amendment, the Credit Agreement shall remain in full force and effect.  All capitalized terms not specifically defined herein

(directly or by reference) shall have the meanings ascribed to them in the Credit Agreement.

     2.   Ratification.     The parties hereto reaffirm and ratify
          ------------
all of their respective rights, privileges, duties and obligations as heretofore set forth in the Credit Agreement.  Borrower acknowledges that the Banks and the Agent have fully performed all of their obligations to Borrower under the Credit Agreement and that Borrower does not have, nor has Borrower asserted, any claims or causes of action against the Banks or the Agent.

     3.   Amendment Fee.     In consideration of the undertakings of
          -------------
the Bank and the Agent as set forth herein, Borrower agrees to pay a

$150,000 amendment fee to the Agent on January 2, 1998 which shall be distributed by the Agent pro-rata to the Banks in accordance with their respective shares of Loans to the Borrower.  Assuming

availability exists, the amendment fee shall be paid pursuant to a

Revolving Credit Loan in the amount of $150,000 which Borrower hereby authorizes the Agent to execute on its behalf on January 2, 1998.

The amendment fee payable hereunder shall not reduce, offset or be credited against any other obligations of the Borrower to the Banks or the Agent under the Credit Agreement or otherwise.

     4.   Term Loan Maturity.     Notwithstanding any inconsistent
          ------------------
provisions in the Credit Agreement or the Term Loan Notes, the Term

Loan Maturity Date and the Term Loan (Combined) Maturity Date shall both occur on December 31, 1999.  All principal, interest and other fees not theretofore paid pursuant to the Credit Agreement with respect to the Term Loans and the Term Loans (Combined) prior thereto shall be due and payable in full and without reduction, credit or offset on December 31, 1999.  The Maturity Dates set forth herein shall not diminish nor preclude earlier repayment pursuant to voluntary prepayments or mandatory prepayments allowed or required under the Credit Agreement.

     5.   Waiver.     In consideration of Borrower's undertakings
          ------
pursuant to this Amendment and without any waiver with respect to the rights of the Banks or the Agent relating to Events of Default which occur or are first discovered by the Banks after the date hereof, the

Banks and the Agent waive the Event of Default under Section 8.02(m)

of the Credit Agreement.  In addition (premised upon the Borrower's undertakings concerning repayment of the Existing Senior Notes set forth herein), the Banks and the Agent agree to waive as of the date hereof any Event of Default under Section 9.01(e) of the Credit

Agreement which has or may have occurred by reason of a default or event of default with respect to the Existing Senior Notes.

     6.   Modified Amortization.     In lieu of the present required
          ---------------------
amortization of the Term Loans provided for in the Credit Agreement and exclusive of any voluntary or required prepayments, Borrower shall make the following principal reduction payments for application to the Term Loans on the dates specified:

Date                          Principal Reduction Payment
----                          ---------------------------

February 2, 1998              $1,905,000.00

May 1, 1998                   $1,905,000.00

August 3, 1998                $1,905,000.00

October 31, 1998              $1,905,000.00

February 1, 1999              $2,000,000.00

May 3, 1999                   $2,000,000.00

August 2, 1999                $2,000,000.00

October 31, 1999              $2,000,000.00

December 31, 1999             All remaining amounts due


     Other than voluntary or mandatory prepayments applied in

accordance with the Credit Agreement upon repayment in full of the

Term Loans, there shall be no scheduled amortization of principal due with respect to the Term Loans (Combined) prior to the Term Loans

(Combined) Maturity Date; on which Maturity Date all amounts payable with respect to the Term Loans (Combined) shall be repaid in full.

          7.   Interest Rate Change.     Effective January 1, 1998,
               --------------------
the Borrower shall pay interest in respect of the outstanding unpaid principal amount of all Revolving Credit Loans in accordance with the Revolving Credit Interest Rate Options set forth in Section

4.01 of the Credit Agreement plus an additional .25% per annum; such
                             ----
change increasing the rate payable with respect to the Base Rate

Option to the Base Rate plus .25% per annum and the rate payable
                        ----
under the Euro-Rate Option to the Euro-Rate plus 2% per annum.
                                            ----

     8.   Mandatory Prepayments.     Section 5.06 of the Credit
          ---------------------
Agreement is hereby deleted and replaced with the following:

     5.06 Mandatory Prepayment
          --------------------
          (a) Upon the closing of any Offering, the Borrower shall, on the date of such closing, use the lesser of (i) all of the proceeds of such Offering, net only of customary and reasonable expenses incurred by the Borrower in connection with the Offering, or (ii) $10,000,000 to prepay the principal of the Term Loans and Term Loans (Combined) then outstanding.

          (b) Promptly following the receipt of the proceeds of sale of any of the Borrower's assets (as said term is defined in accordance with generally accepted accounting principles, consistently applied), excluding the proceeds of sale of Borrower's inventory held for sale in the normal course of business, individual assets sold for less than $2,500 and the proceeds of Borrower's presently contemplated asset sale to Getty Petroleum, the Borrower shall pay all of such proceeds, net only of Permitted Lien repayment and customary and reasonable expenses incurred by the Borrower in connection with such sale(s), to prepay the principal of the Term Loans and Term Loans (Combined) then outstanding.

          (c) Within 45 days after the end of each fiscal quarter of the Borrower, the Borrower shall pay 90% of its Excess Cash Flow (as defined in this subparagraph) to prepay the principal of the Term Loans and the Term Loans (Combined) then outstanding. "Excess Cash Flow" shall mean the difference (if positive) between Borrower's Consolidated Cash Flow From Operations (which, for purposes of this subparagraph and calculation of Borrower's Minimum Fixed Charge Coverage Ratio, shall include payments from asset sales to Getty Petroleum) for such fiscal quarter and Borrower's Fixed Charges for such fiscal quarter.

          (d) All mandatory prepayments required pursuant to this Section shall be applied first to unpaid installments of principal of the Term Loans (Combined) until repaid in full and, thereafter, to reduce scheduled amortization payments on the Term Loans in the inverse order of scheduled maturity.

     9.   Affirmative Covenants.     A new Section 8.01(k) shall be
          ---------------------
added to the Credit Agreement which shall provide as follows:

               (k)  At any time after the end of the
          Borrower's fiscal quarter ending July 2, 1998 (and periodically at six month intervals thereafter), the Borrower shall retain an entity designated by the Banks and satisfactory to the Borrower for the purpose of counting and auditing inventory in not less than 25% of the retail outlet stores then operated by Borrower; said 25% of retail outlets to be selected by the independent entity or the Banks without prior notice to the Borrower. Said entity shall prepare a written report of its findings and a copy thereof shall be simultaneously delivered to the Borrower and the Banks. Within 30 days of the receipt of any such report, the Borrower shall compare its findings with the Borrower's internal inventory calculations and shall provide the Banks with a written report identifying any discrepancies discovered and any adjustments applied as a result thereof.

     10.  Negative Covenants.
          ------------------
     (a)  Section 8.02(a) of the Credit Agreement is hereby amended by deleting the existing text after the title "Indebtedness" and before the existing subparagraphs thereof and adding the following in its place:

          "The Borrower shall not, and shall not permit any Subsidiary to, at any time create, incur, assume or suffer to exist Indebtedness, whether or not otherwise permitted pursuant to the Credit Agreement, which purports to preclude the Borrower or any Subsidiary from granting Liens on any of their property or assets, tangible or intangible, now owned or hereafter acquired, to or in favor of the Banks. After January 1, 1998, the Borrower shall not, and shall not permit any Subsidiary to, at any time create, incur, assume or suffer to exist Indebtedness of greater than $250,000 in the aggregate or become liable in respect of any Guaranty for Indebtedness unless such Indebtedness or liability on such Guaranty is expressly subordinated (on terms and conditions satisfactory to the Banks in their sole discretion) to the repayment of all amounts due under the Credit Agreement. Subject to and consistent with the foregoing, the Borrower shall not, and shall not permit any Subsidiary to, at any time, create, incur, assume or suffer to exist any Indebtedness, except:"

     (b)  Section 8.02(k) of the Credit Agreement is hereby amended by deleting the amount "$4,000,000" as the Aggregate Permitted Amount for fiscal years ending on and after September 30, 1998 and substituting therefor the amount "$3,000,000".

     (c)  Section 8.02(l) of the Credit Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

               (1)  Minimum Fixed Charge Coverage Ratio.
                    -----------------------------------
          The Borrower shall not permit the Fixed Charge
          Coverage Ratio to be less than the ratio set forth below for the periods specified below:

               Period                        Ratio
               ------                        -----
               Fiscal Quarter Ended
               January 1, 1998               .75:1.0

               The Two Consecutive
               Fiscal Quarters Ending
               April 2, 1998                 .85:1.0

               The Three Consecutive
               Fiscal Quarters Ending
               July 2, 1998                  .875:1.0

               Fiscal Year Ending
               September 30, 1998            .90:1.0

               Four Consecutive Fiscal
               Quarters Ending at the End
               of Each Subsequent Fiscal
               Quarter                       1.0:1.0

     (d)  Section 8.02(m) of the Credit Agreement is deleted in its entirety and the following is inserted in lieu thereof:

               (m)  Maximum Leverage Ratio.  The
                    ----------------------
          Borrower shall not permit the ratio of
          Consolidated Total Liabilities to Consolidated
          Net Worth to exceed the ratio set forth below for the period specified:

               Period                        Ratio
               ------                        -----
               Fiscal Quarter Ending
               January 1, 1998               2.75:1.0

               Fiscal Quarter Ending
               April 2, 1998                 2.65:1.0

               Fiscal Quarter Ended July
               2, 1998 and Thereafter        2.50:1.0

     (e)  Section 8.02(o) of the Credit Agreement is deleted in its entirety.

     11.  EBITDA Covenant.     The Credit Agreement is hereby
          ---------------
amended to add an additional Negative Covenant as Section 8.02(p)

providing as follows:

               (p)  The Borrower shall not permit its
          earnings before interest, income taxes,
          depreciation and amortization (determined in accordance with generally accepted accounting principles, consistently applied) to be less than the amount set forth below for the period specified:

                                             Amount (not
                                             -----------
               Period                        Cumulative)
               ------                        -----------

               Fiscal Quarter Ending
               January 1, 1998               $2,175,000

               Fiscal Quarter Ending
               April 2, 1998                 $1,750,000

               Fiscal Quarter Ending
               July 2, 1998                  $3,600,000

               Fiscal Quarter
               Ending September 30, 1998     $3,450,000

               Fiscal Quarter
               Ending January, 1999
               and each Fiscal Quarter
               Thereafter                    $2,500,000

     12.  Merchandise Performance Covenant.     A new Merchandise
          --------------------------------
Performance Covenant shall be added to the Credit Agreement as

Section 8.02(q) as follows:

               (q)  Minimum Merchandise Performance
                    -------------------------------
          Requirement.     The Borrowers shall not permit
          -----------
          its "Merchandise Performance Income" (as defined herein) to be less than the amount set forth below for the period specified:

                                             Amount (Not
                                             -----------
               Period                        Cumulative)
               ------                        -----------

               Fiscal Quarter Ending
               January 1, 1998               ($2,000,000)

               Fiscal Quarter Ended
               April 2, 1998                 ($1,500,000)

               Fiscal Quarter Ended
               July 2, 1998 and each
               Fiscal Quarter Thereafter      $0

          "Merchandise Performance Income" shall be calculated for each applicable period by subtracting gasoline cost of good sold from Borrower's total cost of goods sold to determine
          "merchandise cost of goods sold"; adding thereto Borrower's selling expense for the period and subtracting the sum of "merchandise cost of goods" sold plus selling expense from merchandise sales for the period. Gasoline costs of goods sold shall be determined for each applicable period by multiplying the gallons of gasoline sold by the average sale price less the average margin per gallon of gasoline sold.
          Gallons of gasoline sold, the average sale price per gallon, the average margin per gallon, total cost of goods sold, selling expense and merchandise sales shall be calculated by Borrower utilizing the same definitions and methods, consistently applied, as have heretofore been utilized by Borrower in connection with reporting these amounts to the Securities and Exchange Commission in periodic filings.

     13.  Senior Note Repayment.     The Agent and the Banks hereby
          ---------------------
consent to repayment by the Borrower of the remaining principal balance due by Borrower on the Existing Senior Notes from the proceeds of Borrower's presently contemplated asset sale to Getty

Petroleum, said repayment to be completed by the Borrower on or before February 2, 1998.  Borrower's failure to repay the Senior

Notes on or before February 2, 1998 shall constitute a breach of

Borrower's warranties and representations to the Bank.

     14.  Conditions Precedent.     The effect and applicability of
          --------------------
this Amendment No. 10 is expressly conditioned upon:

     (a)  The Agent's receipt of counterparts of this Amendment No.

10 duly executed by the Borrower and each of the Banks;

     (b)  The Agent's receipt of a certificate signed by the

Secretary or Assistant Secretary of the Borrower dated as of the

Amendment No. 10 Closing Date certifying as to all action taken by the Borrower to authorize the execution, delivery and performance of this Amendment No. 10; and

     (c)  A written opinion of Borrower's legal counsel dated as of the Amendment No. 10 Closing Date and in a form and substance satisfactory to the Agent and its counsel which states that Amendment

No. 10 constitutes a binding obligation of the Borrower enforceable in accordance with its terms (subject to applicable bankruptcy and equity exceptions).

     15.  Warranties and Representations.     The Borrower hereby
          ------------------------------
represents to the Agent and the Banks that, after giving effect to the waiver provided in Paragraph 5 hereof, the representations and warranties of the Borrower contained in Article VI of the Credit

Agreement remain true and accurate on and as of the date hereof.

     16.  Fee Reimbursement.     The Borrower agrees to reimburse
          -----------------
the Agent and the Banks immediately upon invoice for all reasonable costs, expenses and disbursements incurred by the Banks with respect to the negotiation and documentation of this Amendment No. 10.

Payment of such costs and expenses by Borrower shall be an

independent obligation undertaken pursuant to this Amendment No. 10 but shall also fulfill Borrower's existing obligations as provided in

Sections 10.05 and 11.03 of the Credit Agreement.

     17.  Governing Law.     This Amendment No. 10 shall be governed
          -------------
by and construed in accordance with the internal laws of the

Commonwealth of Pennsylvania without reference to its principles of conflicts of law.

     18.  Execution.     This Amendment may be executed in one or
          ---------
more counterparts, each of which shall be deemed an original and all of which shall constitute one in the same instrument.  Execution shall be deemed complete when the Agent has received any number of counterparts which, taken together, contain the signatures of all parties to this Amendment No. 10.

     IN WITNESS WHEREOF, the parties hereto have executed this

Amendment No. 10 as of the date first above written.


                              UNI-MARTS, INC.

                              By:  /S/ J. KIRK GALLAHER
                                   -------------------------------
                              Title:    Executive Vice President
                                        --------------------------


                              PNC BANK, NATIONAL ASSOCIATION,
                              individually and as Agent

                              By:  /S/ LOUIS R. CESTELLO
                                   -------------------------------
                              Title:    Vice President
                                        --------------------------


                              CORESTATES BANK, N.A.

                              By:  /S/ PAUL S. PHILLIPS
                                   -------------------------------
                              Title:    Senior Vice President
                                        --------------------------

                              THE SUMITOMO BANK, LIMITED

                              By:  /S/ GEORGE J. CERMINARA
                                   -------------------------------
                              Title:    Vice President
                                        --------------------------

                              By:  /S/ PAUL F. NOEL
                                   -------------------------------
                              Title:    Vice President
                                        --------------------------